Exhibit 10.4

Execution version

Accession and Retirement Deed

Genworth Financial International Holdings, LLC

Genworth Holdings, Inc.

Brookfield Life Assurance Company Limited

Genworth Financial, Inc.

Genworth Mortgage Insurance Australia Limited

Accession of GFIH and retirement of Brookfield

CONTENTS

CLAUSE			PAGE

1.	INTERPRETATION		1

	1.1	Definitions	1
	1.2	Rules for interpreting this document	1

2.	ACCESSION AND RETIREMENT TO THE SHAREHOLDER AGREEMENT		2

3.	GENERAL		2

	3.1	Governing law	2
	3.2	Giving effect to this document	2
	3.3	Counterparts	2

THIS DEED is made on 1 October 2015

BETWEEN:

(1)	Genworth Financial International Holdings, LLC (GFIH);

(2)	Genworth Holdings, Inc. (Genworth Holdings);

(3)	Brookfield Life Assurance Company Limited (Brookfield);

(4)	Genworth Financial, Inc. (GFI); and

(5)	Genworth Mortgage Insurance Australia Limited ACN 154 890 730 (the Company).

RECITALS:

(A)	Genworth Holdings, Brookfield, GFI and the Company are parties to the Shareholder Agreement.

(B)	Genworth Holdings and Brookfield are partners of an Australian general partnership pursuant to a Partnership Agreement dated 23 April 2014, as amended from time to time, and including, for the avoidance of doubt, the Deed for Transfer of Partnership Interest dated 15 September 2015 (Partnership). Certain shares in the Company are held by Genworth Holdings and Brookfield as partners.

(C)	Brookfield has agreed to transfer its entire interest in the Partnership to GFIH. As a result of the transfer of Brookfield’s interest in the Partnership, GFIH (as the new partner) will be a shareholder in the Company and will agree to be bound by the Shareholder Agreement, and Brookfield will cease to be a shareholder in the Company and will cease to be a party to the Shareholder Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

Effective Date means the date on which Brookfield transfers its interest in the Partnership to GFIH.

Shareholder Agreement means the Shareholder Agreement between Brookfield, GFIH, GFI and the Company dated 21 May 2014, as amended from time to time, and including, for the avoidance of doubt, the Accession and Retirement Deed dated 15 September 2015.

Stated Time means 5.00pm on the Effective Date.

1.2	Rules for interpreting this document

Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

(a)	A term (other than a term defined in this document) that is defined in the Shareholder Agreement has the same meaning in this document.

(b)	The rules specified in clause 1.2 of the Shareholder Agreement apply in interpreting this document.

2.	ACCESSION AND RETIREMENT TO THE SHAREHOLDER AGREEMENT

(a)	With effect from the Stated Time:

(i)	GFIH is taken to be a party to the Shareholder Agreement;

(ii)	GFIH agrees to be bound by the provisions of the Shareholder Agreement;

(iii)	Brookfield ceases to be bound by, and ceases to be a party to, the Shareholder Agreement; and

(iv)	a reference in the Shareholder Agreement to “Shareholderco” as the Partnership between Brookfield and Genworth Holdings means the Partnership as between GFIH and Genworth Holdings as at completion of the transfer by Brookfield of its interest in the Partnership to GFIH.

(b)	Each party to this document agrees to, and acknowledges the effect of, the accession and retirement contemplated in paragraph (a) above. The Shareholder Agreement is confirmed as remaining in full force and effect.

3.	GENERAL

3.1	Governing law

This document is governed by the laws of the State of New South Wales.

3.2	Giving effect to this document

Each party to this document must do anything (include executing any document), and must ensure that its employees and agents do anything (including executing any document), that any other party may reasonably require to give full effect to this document.

3.3	Counterparts

This document may be executed in counterparts.

EXECUTED as a deed.

SIGNED, SEALED and DELIVERED by GENWORTH FINANCIAL INTERNATIONAL HOLDINGS, LLC:

/s/ Theresa A. Myers	/s/ Ward E. Bobitz
Signature of witness	Signature of authorised signatory

Theresa A. Myers	Ward E. Bobitz
Name	Name

SIGNED, SEALED and DELIVERED by GENWORTH HOLDINGS, INC.:

/s/ Theresa A. Myers	/s/ Ward E. Bobitz
Signature of witness	Signature of authorised signatory

Theresa A. Myers	Ward E. Bobitz
Name	Name

SIGNED, SEALED and DELIVERED by BROOKFIELD LIFE ASSURANCE COMPANY LIMITED:

/s/ Theresa A. Myers	/s/ Richard J. Oelhafen, Jr.
Signature of witness	Signature of authorised signatory

Theresa A. Myers	Richard J. Oelhafen, Jr.
Name	Name

SIGNED, SEALED and DELIVERED by GENWORTH FINANCIAL, INC.:

/s/ Theresa A. Myers	/s/ Ward E. Bobitz
Signature of witness	Signature of authorised signatory

Theresa A. Myers	Ward E. Bobitz
Name	Name

SIGNED, SEALED and DELIVERED by GENWORTH MORTGAGE INSURANCE AUSTRALIA LIMITED ACN 154 890 730:

/s/ Ellen Comerford	/s/ Jonathan Downes
Signature of director	Signature of ~~director/~~secretary

Ellen Comerford	Jonathan Downes
Name	Name

4